UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 31, 2016

ServiceSource International, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-35108	81-0578975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

760 Market Street, 4th Floor

San Francisco, California 94102

(Address of principal executive offices, including zip code)

(415) 901-6030

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) As previously disclosed, Richard J. Campione did not stand for re-election and as of May 31, 2016 is no longer a member of the Board of Directors (the “Board”) of ServiceSource International, Inc. (“ServiceSource” or the “Company”).

On May 31, 2016, Rishi Bajaj resigned as a member of the Board pursuant to a previously tendered resignation letter that became effective upon Altai Capital Management, L.P. and Altai Capital Management, LLC (collectively, “Altai Capital”) ceasing to own at least 10% of the Company’s outstanding voting securities. In addition, upon Altai Capital ceasing to own at least 10% of the Company’s outstanding voting securities, the operative provisions of the letter agreement between the Company and Altai Capital, dated November 13, 2014, terminated pursuant to their terms.

Following the departures of Messrs. Campione and Bajaj, the number of authorized directors of the Board is seven and the Board’s three standing committees consist of the following members: audit committee—Robert G. Ashe, Steven M. Cakebread and Barry D. Reynolds; compensation committee—James C. Madden and Thomas F. Mendoza; and nominating and corporate governance committee—Messrs. Ashe, Madden, Mendoza and Reynolds. Bruce Dunlevie remains the Company’s lead independent director.

The Company greatly appreciates the contributions Messrs. Campione and Bajaj have made to ServiceSource.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 31, 2016, the Company held its 2016 Annual Meeting of Stockholders. Of the 85,465,412 shares of common stock outstanding as of April 8, 2016, the record date, 68,249,664 shares were represented at the meeting in person or by proxy, constituting 79.85% of the outstanding shares entitled to vote and a valid quorum. The matters voted upon at the meeting and the vote with respect to each such matter are set forth below:

(i) Election of two Class II directors, to serve for a term of three years expiring in 2019:

Name	For	Against	Abstain
James C. Madden	66,224,586	901,168	1,123,910
Thomas F. Mendoza	66,070,052	1,052,238	1,127,374

There were 17,215,748 broker non-votes with respect to the election of each of the directors listed above.

(ii) Advisory vote to approve the compensation of the Chief Executive Officer, Chief Financial Officer and other named executive officers for the year ended December 31, 2015, as set forth in the Company’s proxy statement for the 2016 Annual Meeting of Stockholders:

For: 55,577,330	Against: 6,172,713	Abstain: 6,499,621

There were 17,215,748 broker non-votes with respect to this vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2016

SERVICESOURCE INTERNATIONAL, INC.

By:	/s/ Robert N. Pinkerton
Robert N. Pinkerton
Chief Financial Officer